                                                                  EXHIBIT 10.18


CONFIDENTIAL TREATMENT REQUESTED UNDER 17 C.F.R. SECTIONS 200.80 (b)(4), 200.83 AND 230.406. *INDICATES OMITTED MATERIAL THAT IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST THAT IS FILED SEPARATELY WITH THE COMMISSION.



                                                            Boehringer [LOGO]
                                                            Ingelheim


Boehringer Ingelheim International - D-55216 Ingelheim am Rhein
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                                                            Boehringer Ingelheim
                                                            International GmbH

SEQUANA THERAPEUTICS, INC.
11099 NORTH TORREY PINES ROAD
SUITE 160
LA JOLLA, CA 92037

U.S.A.

Your reference:  Our reference:  Phone-No       Fax-No        Ingelheim am Rhein
                 BPG Dr. Mi/is   06132-77-3408  06132-77-3583 June 19, 1997
                 sequ1907.doc


                           AGREEMENT OF JUNE 12, 1995


Dear Sirs,

We are writing to confirm our agreement to amend clause 2.3.2 of the above Agreement to the effect that Sequana will increase its commitment to the Research from *** to *** FTE's.

Such increase and BI's obligation to fund Research by *** FTE's at Sequana will be effective as from January 1, 1997 and shall continue for the remainder of the Research Term provided, however, that BI will have the right to reduce the number of FTE's to *** from July 1, 1998 upon three (3) months written notice.

Please confirm your agreement by signing below and returning one of the originals to us.

Best regards,                         Accepted:

BOEHRINGER INGELHEIM                  Date: July 1, 1997

INTERNATIONAL GMBH                    SEQUANA THERAPEUTICS, INC.

ppa.

                                      /s/ M. SALKA
/s/ H.-P. MULLER   /s/ U. KUSSEROW    ---------------------------------
H.-P. Muller       U. Kusserow        by: M. Salka
                                         ------------------------------